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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 5, 1997


                                BNN CORPORATION
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             (Exact name of Registrant as specified in its charter)


      Nevada                     0-17591                    93-0957030
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(State or other          (Commission File No.)             (IRS Employer
jurisdiction of                                         Identification Number)
incorporation)




 345 Park Avenue South, New York, New York                    10010
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  (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (212) 779-6601
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Item 2.  Acquisition or Disposition of Assets

         On May 5, 1997 a subsidiary of the Company, People & Properties, Inc. ("P&P") sold to Interpublic Group of Companies, Inc. ("IPG"), an aggregate 51% interest in Kaleidoscope Sports and Entertainment L.L.C. (the "LLC"), a limited liability company. The sale was made pursuant to an amended and restricted limited liability company agreement (the "Agreement"). The LLC was formed to conduct the sports and entertainment business of the Company - the Kaleidoscope Sports Group ("KSG"). Prior to the sale assets and agreements of KSG were contributed to the LLC. IPG is an unaffiliated public corporation engaged in the advertising and public relations business. The purchase price is based upon the earnings of the LLC during the three annual periods immediately subsequent to the closing ("Earning Period") with a down payment of $2,200,000 paid at closing. The Agreement grants IPG a one year option to acquire the remaining 49 percent of the LLC for a purchase price based on the earnings of the LLC during the Earning Period with an additional downpayment of $1,900,000 at the option closing date.

         After the transaction, employees of KSG became employees of the LLC. In connection with the transaction, Raymond Volpe became chief executive officer of the LLC. Mr. Volpe is a director of the corporation and until his resignation prior to the transaction, was co-chief executive officer of the Company.

         Future financial results of the LLC will be included in the Company's financial statements pursuant to the equity method.

         Reference is made to the Agreement, a copy of which is attached hereto and incorporated by reference herein, for more detailed information of the transactions described herein.

Item 7. Financial Statements, Pro-Forma Information and Exhibits

         (a) Financial Statements of Businesses Acquired

             Not Applicable

         (b) Pro Forma Financial Information

             None Required

         (c) Exhibits

               2. Amended and Restated Limited Liability Company Agreement, dated as of April 30, 1997, among the Company, Interpublic Group of Companies, Inc., 345 Park Avenue PAS Sports, Inc. and People & Properties, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 1997                       BNN CORPORATION
                                          (registrant)


                                           By: /s/ Henry Siegel
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